Exhibit 10.6

EXECUTION VERSION

FIRST AMENDMENT dated as of April 1, 2015 (this “Amendment”) among LSF9 CONCRETE HOLDINGS LTD, a company incorporated under the laws of the Bailiwick of Jersey with registered number 117752 (“Mid-Holdings”), STARDUST FINANCE HOLDINGS, INC., a Delaware corporation (the “Initial Borrower”), the Additional Revolving Borrowers party thereto (together with the Initial Borrower, the “Borrowers”), the LENDERS party hereto (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below, to the ABL CREDIT AGREEMENT dated as of March 13, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among LSF9 CONCRETE LTD, Mid-Holdings, the Borrowers, the Lenders from time to time party thereto, the Administrative Agent and BANK OF AMERICA, N.A., as collateral agent.

The parties have agreed that certain technical amendments to the Credit Agreement should be made.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein (including in the introductory paragraphs above) shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 4 hereof:

(a) Section 2.7(e) of the Credit Agreement is hereby amended by replacing the phrase “not later than 2:00 p.m., New York City time” with the phrase “in US Dollars or Canadian Dollars, not later than 2:00 p.m., New York City time, or in any other currency, not later than 8:00 a.m., New York City time”.

(b) Section 2.8(a) of the Credit Agreement is hereby amended by replacing the phrase “in the applicable currency by 10:00 a.m., New York City time” with the phrase “in US Dollars or Canadian Dollars, by 10:00 a.m., New York City time, or in any other currency, by 8:00 a.m., New York City time”.

(c) Section 2.20(a) of the Credit Agreement is hereby amended by replacing the phrase “, prior to 1:00 p.m. New York City time” with the phrase “, prior to 1:00 p.m. New York City time, or if such payment is in any currency other than US Dollars or Canadian Dollars, prior to 8:00 a.m., New York City time”.

SECTION 3. Representations and Warranties. Each of the Borrowers and Mid-Holdings represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment Effective Date (as defined below):

(a) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Mid-Holdings, and this Amendment constitutes a legal, valid and binding obligation of each of the Borrowers and of Mid-Holdings, enforceable against each of the Borrowers and Mid-Holdings in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each of the Borrowers, (ii) Mid-Holdings, (iii) the Administrative Agent and (iv) the Required Lenders.

SECTION 5. Acknowledgement and Consent. Each of the Borrowers and Mid-Holdings hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of each Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby and (b) its Guarantee and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Security Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents and such Guarantee and pledge and/or grants are hereby renewed, extended, carried forward and conveyed, but not novated, as security for the Obligations.

SECTION 6. Counterparts; Amendments. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. No provision of this Amendment may be amended, waived or otherwise modified except with the written consent of each of the Borrowers, Mid-Holdings, the Administrative Agent and the Required Lenders.

2

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LSF9 CONCRETE HOLDINGS LTD as Mid-Holdings

By	/s/ Jonathan Rosen
	Name:	Jonathan Rosen
	Title:	Director

[Signature Page to First Amendment]

STARDUST FINANCE HOLDINGS, INC. as the Initial Borrower

By	/s/ Kyle Volluz
	Name:	Kyle Volluz
	Title:	President

[Signature Page to First Amendment]

HANSON BRICK AMERICA, INC. HANSON BRICK EAST, LLC HANSON PIPE & PRECAST LLC HANSON PRESSURE PIPE, INC. as Additional Revolving Borrowers

By	/s/ Plamen Jordanoff
Name:	Plamen Jordanoff
Title:	President

[Signature Page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Administrative Agent

By	/s/ JOHN D. TORONTO
Name:	JOHN D. TORONTO
Title:	AUTHORIZED SIGNATORY

By	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE ABL CREDIT AGREEMENT DATED AS OF MARCH 13, 2015, OF STARDUST FINANCE HOLDINGS, INC.

TO EXECUTE THIS AGREEMENT AS A LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ NUPUR KUMAR	/s/ Samuel Miller
Name:	NUPUR KUMAR	Samuel Miller
Title:	AUTHORIZED SIGNATORY	Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE ABL CREDIT AGREEMENT DATED AS OF MARCH 13, 2015, OF STARDUST FINANCE HOLDINGS, INC.

TO EXECUTE THIS AGREEMENT AS A LENDER:

BANK OF AMERICA, N.A.

by	/s/ Laura Parrish
Name:	Laura Parrish
Title:	Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE ABL CREDIT AGREEMENT DATED AS OF MARCH 13, 2015, OF STARDUST FINANCE HOLDINGS, INC.

TO EXECUTE THIS AGREEMENT AS A LENDER:

CITIBANK, N.A.

by	/s/ K Kelly Gunness
Name:	K Kelly Gunness
Title:	Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE ABL CREDIT AGREEMENT DATED AS OF MARCH 13, 2015, OF STARDUST FINANCE HOLDINGS, INC.

TO EXECUTE THIS AGREEMENT AS A LENDER:

BARCLAYS BANK PLC

by	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page to First Amendment]